Exhibit 10.14
Supplier Agreement
This agreement made and entered into as of June 16, 2006, by and between Accin Corporation, having its principal office located at 1033 US Highway 46 East, Clifton, NJ 07013 (hereinafter referred to as “ACCIN”) and Stelkast Company, having a place of business located at 200 Hidden Valley Road, McMurray, PA 15317 (hereinafter referred to as SUPPLIER).
Whereas, ACCIN is the legal manufacturer of medical devices that conform with the requirements of FDA QSR 21 CFR Part 820 and the Medical Device Directive, MDD 93/42/ECC Annex II.
Whereas, ACCIN, desires that certain components of said medical devices are supplied by SUPPLIER.
ACCIN and SUPPLIER agree that the components supplied under this agreement shall be governed by the following terms and conditions:
1.	Definitions

Components — raw materials, substances, processes, pieces, parts, software, firmware, labeling or assemblies which are intended to be included as a part of the finished, packaged and labeled medical device.

Manufacturer — the natural or legal person responsible for defined manufacturing activities related to a device with a view to its being placed on the market under the manufacturer’s own name in compliance with the Medical Device Directives and FDA QSR 21 CFR Part 820.

Medical Device — articles which are intended to be used for a medical purpose. The medical purpose is assigned to the product by the manufacturer.

Major Change — a change that affects the materials, forging or casting tooling, cutting fluids, machine lubricant, type of machining center — for example change from a lathe to a mill, cleaning process, or sequence of operations used to manufacture a component.

Supplier — producer of components that does not operate as a manufacturer in the meaning of the Medical Device Directives.

2.	Scope of the Agreement

The scope of this agreement applies to all components used in implantable medical devices supplied by SUPPLIER to ACCIN under a duly authorized purchase order.

3.	Period of Agreement’s Validity

This agreement is valid from the time of execution by ACCIN and SUPPLIER until such time that ACCIN, at its discretion, deems the agreement invalid.

SUPPLIER, by acceptance of an ACCIN purchase order accepts full responsibility for the terms and conditions of this agreement.

SUPPLIER may deem this agreement invalid only through 30 days advance written notification to ACCIN purchasing agent. Any open purchase orders will be cancelled and ACCIN shall assume no liability for payment.

Supplier Agreement
Termination of this agreement shall not relieve either party of their responsibility to comply with any statutory or regulatory requirements associated with the components or medical device.

4.	Detailed Specification for the Respective Components

ACCIN is responsible for the detailed specifications, which include the drawing and Procurement Specification, for the respective components.

The detailed specifications are communicated by ACCIN to SUPPLIER through the purchase order.

SUPPLIER shall make no change in any detailed specification without prior written approval of ACCIN Engineering and Quality Assurance.

5.	Technical Documentation

ACCIN is solely responsible for technical documentation to demonstrate compliance with domestic and international regulatory requirements.

ACCIN is solely responsible for development and retention of design history records and technical files.

SUPPLIER agrees to make available upon request any process information necessary to support such documentation.

6.	Traceability

SUPPLIER shall maintain a system of traceability for all components. The extent of traceability shall include lot numbers or identification of purchase orders for all critical materials used, identification of key process and inspection equipment, process parameters for selected manufacturing processes, and inspection and testing results.

Records of traceability shall be retained by SUPPLIER indefinitely. Records shall be made available to ACCIN upon request.

Components shall be identified with the lot number specified in the ACCIN purchase order at all stages of the manufacturing process.

7.	Design Control

ACCIN is responsible for the finished medical device and the components provided by SUPPLIER. SUPPLIER shall make no change in any design feature without prior written approval of ACCIN Engineering and Quality Assurance.

Changes in design will be communicated to SUPPLIER by ACCIN through the applicable drawing, procurement specification and/or purchase order.

Supplier Agreement
8.	Manufacturing Process

All components must be produced in accordance with the revision level of the drawing and procurement specification indicated on the purchase order.

SUPPLIER is responsible for the manufacturing process and any required validation of the process. Records of process validation shall be made available for review upon request.

No change shall be made to any process used to produce components for ACCIN without prior notification of ACCIN. No Major Change shall be made to any process without prior written approval of ACCIN Engineering and Quality Assurance.

9.	Inspection, Test and Measuring Equipment

SUPPLIER is responsible for calibration and maintenance of any test, measurement or inspection equipment used in the production or evaluation of components produced for ACCIN.

SUPPLIER is responsible for inspection and testing of all components to assure compliance with specified requirements prior to delivery to ACCIN.

ACCIN reserves the right to perform confirmatory inspection and testing to assure that components conform to required specification.

10.	Corrective and Preventative Action

ACCIN is responsible for corrective and preventative action relative to the finished device.

SUPPLIER shall maintain a corrective and preventative action system for its own process.

SUPPLIER shall respond in a timely manner to requests from ACCIN for corrective or preventative action related to supplied components.

11.	Quality Management System and Certification

SUPPLIER agrees to provide ACCIN with a reference copy of their current quality system manual.

ACCIN agrees to treat the SUPPLIER quality system manual as PROPRIETARY and CONFIDENTIAL except for purposes of review by an authorized regulatory authority.

If ISO certified, SUPPLIER agrees to provide ACCIN with a copy of certification. SUPPLIER agrees to notify ACCIN Quality Assurance in writing immediately upon any loss of certification.

12.	Right of the Notified Body and Competent Authority

SUPPLIER grants access of the Notified Body and Competent Authorities to its facilities to access the SUPPLIER quality management system and those activities and processes that affect the quality of components supplied for ACCIN.

Supplier Agreement
13.	Customer Communication and Distribution

ACCIN is solely responsible for communication with its customers and for distribution of finished medical devices.

14.	Customer Complaints, Recalls and Advisory Notices

ACCIN is responsible for complying with domestic and international regulatory requirements for medical device reporting, recalls and advisory notices.

ACCIN and SUPPLIER shall cooperate fully in dealing with customer complaints concerning a component of a medical device provided by the SUPPLIER. SUPPLIER shall provide such assistance as ACCIN reasonably requests to promptly investigate, resolve and follow up with regard to such complaints.

If SUPPLIER determines that a removal, correction or advisory notice involving a component is warranted, SUPPLIER shall immediately notify ACCIN Quality Assurance in writing and advise of the underlying reasons for its determination.

15.	Audits

SUPPLIER is responsible for internal audits of its quality management system.

ACCIN reserves the right to audit SUPPLIER quality management system and those activities and processes that affect the quality of components supplied to ACCIN.

16.	Governing Law

This agreement is construed under and shall be interpreted in accordance with the laws of the State of New Jersey.

17.	Disclaimers

No rights or obligations other than those expressly contained herein are to be implied by this agreement.

ACCIN Approval		SUPPLIER Approval

Signature:	/s/ John Kuczynski	Signature:	/s/ David Stumpo

Title:	VP of Quality Assurance	Title:	VP Product Development

Date:	June 16, 2006	Date:	June 26, 2006